SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 25, 2018

TYG SOLUTIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-55657	46-2645343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 West C Street, Suite 2040 San Diego, CA	92101
(Address of principal executive offices)	(Zip Code)

(760) 607-8268

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement.

On July 31, 2018, TYG Solutions Corp., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Prior Form 8-K”) with the Securities and Exchange Commission (the “Commission”) regarding the closing of a Share Exchange Agreement with Kannalife Sciences, Inc., a Delaware corporation (“Kannalife”), and certain stockholders of Kannalife (the “Kannalife Stockholders”) (the “Share Exchange”).

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements the Prior Form 8-K to provide certain financial statements and pro forma financial information as required by Items 9.01(a) and (b) of Form 8-K. No other amendments are being made to the prior Form 8-K by this Amendment No. 1. This Amendment No. 1 should be read in connection with the Prior Form 8-K, which provides a more complete description of the Share Exchange.

Item 9.01Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

(i)The audited financial statements of Kannalife as of December 31, 2017 and 2016, and the independent registered public accounting firm’s report related thereto, are attached hereto as Exhibit 99.1.

(ii)The unaudited financial statements of Kannalife as of June 30, 2018 are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information.

(i)The unaudited pro forma combined consolidated statements of operations for the years ended December 31, 2017 and 2016, and the six months ended June 30, 2018, which give effect to the acquisition of Kannalife, are attached hereto as Exhibit 99.3.

(d)Exhibits

Exhibit No.	Description
99.1	The audited financial statements of Kannalife as of December 31, 2017 and 2016, and the independent registered public accounting firm’s report related thereto.
99.2	The unaudited financial statements of Kannalife as of June 30, 2018.
99.3

The unaudited pro forma combined consolidated statements of operations for the years ended December 31, 2017 and 2016, and the six months ended June 30, 2018, which give effect to the acquisition of Kannalife.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Exchange Act. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance, and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. Any forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in the Company’s most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. The Company assumes no obligation to update any forward-looking information contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYG SOLUTIONS CORP.

Dated: October 2, 2018	By:	/s/ Dean Petkanas
Name: Dean Petkanas
Chief Executive Officer